                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           March 6, 1998
                            Date of Report
                  (Date of Earliest Event Reported)

                INTERNATIONAL HERITAGE, INCORPORATED
       (Exact Name of Registrant as Specified in its Charter)

    Nevada                002-97690-D             87-0421191
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                             Carolina Place
                     2626 Glenwood Ave. Suite #200
                     Raleigh, North Carolina 27608
                 (Address of Principal Executive Offices)

                               (919)571-4646
                       Registrant's Telephone Number

                             55 West 200 North
                             Provo, Utah  84601
        (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Reorganization (the "Plan") dated March 6, 1998, between the Registrant; International Heritage, Inc., a North Carolina corporation ("IHI"), certain stockholders and option holders of IHI who were "accredited investors" and up to 35 non-accredited persons who, by reason of a "purchaser representative," education, business acumen, past experience or other factors, were believed to be capable of evaluating the risks and merits of the proposed exchange(the "IHI Stockholders" and "IHI Option Holders"), the IHI Stockholders became the controlling stockholders of the Registrant in a transaction viewed as a reverse acquisition, and IHI became a majority-owned subsidiary of the Registrant. The Plan was treated as a recapitalization of IHI for accounting purposes.

          The Plan was adopted, ratified and approved by the Consent of the sole member of the Board of Directors of the Registrant.

          As of the Closing, the former principal stockholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: David
N. Nemelka, Jr., 87.7%, and Summer Ventures, Inc., 5.7%. See the first table below entitled "Former Controlling Stockholders."

          The source of the consideration used by the IHI Stockholders to acquire their controlling interest in the Registrant was the exchange of 97.73% (7,379,493 shares equaling 22,138,479 of the Registrant under the Plan) of the outstanding common stock of IHI pursuant to the Plan.

          The basis of the "control" by the IHI Stockholders is stock ownership. See the table below under Paragraph (b) of this Item.

          Pursuant to the Plan, the Registrant was required that:

          1. The IHI Stockholders who were "accredited investors" agree to exchange with the Registrant at the closing (the "Closing") not less than 80% of the outstanding common stock of IHI, in exchange for the $0.001 par value "unregistered" and "restricted" shares of common voting stock of the Registrant (which will be limited to public resale under Rule 144 of the Securities and Exchange Commission following satisfaction of the minimum one year holding period thereunder and other requirements of the Rule), amounting to three shares of the Registrant for each outstanding share IHI common stock. Assuming 100% of IHI is eventually acquired, the Registrant would be required to issue 22,652,268 shares under the Plan, and taking into account the pre-Plan outstanding shares of the Registrant amounting to 4,559,761 shares, there would then be 27,212,029 outstanding shares of the Registrant's common stock. The Plan provides for the reservation of sufficient shares of the Registrant's common stock for a period of two years to allow all IHI Stockholders listed in Exhibit A of the Plan to participate in the Plan on the same terms and conditions;


          2. Certain IHI Option Holders have also agreed to exchange 8,341,428 options to acquire shares of common stock of IHI for similar options to acquired "unregistered" and "restricted" shares of common stock of the Registrant, on like terms, on a one for one basis. The Plan provides for the reservation of sufficient shares of the Registrant's common stock for a period of two years to allow all IHI Option Holders listed in Exhibit A-1 of the Plan to participate in the Plan on the same terms and conditions;

          3. Following resignations, in seriatim, of the directors and executive officers of the Registrant, the designation and election, in seriatim, of the persons listed in Exhibit 99.2 hereof, which is entitled "Newly Elected Directors and Executive Officers," as directors and executive officers of the Registrant, to serve until the next annual meetings of the stockholders and the Board of Directors, respectively, and until their respective successors are elected and qualified or until their respective prior resignations or terminations. These persons served in these same capacities for IHI prior to the completion of the Plan. See Item 7 of this Report; and

          4. The name of the Registrant was changed to "International Heritage, Incorporated," and the authorized capital of the Registrant was increased to 100,000,000 shares of common stock, par value $0.001 per share.

          A copy of the Plan, including exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7 of this Report.

Former Controlling Stockholders

                                            Number of
                                             Shares
                                          Beneficially     Percent
Name and Address                             Owned        of Class

David N. Nemelka, Jr.                       4,004,000       87.7%
897 South Artistic Cr.
Springville, UT 84663

*Summer Ventures, Inc.                        184,600         4%
1310 East 1600 South
Mapleton, UT 84664

          (b) The following table entitled "Current Controlling Stockholders" contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, after taking into account the Closing of the Plan:

                 Current Controlling Stockholders

                                             Amount and Nature*  Percent*
                                                Beneficial         of
     Name                 Title               Stock Ownership     Class

Barry Ackel              Director                 379,375(1)        1.4%
1239 Heyman Lane
Alexandria, LA 71303

John Brothers       COO                            82,500(2)         .3%
9416 Koupela Drive
Raleigh, NC 27615

John W. Hemmer      Director                          -0-           -0-
88 Meadow Road
Briarcliff Manor, NY 10510

Jimmie D. Knowles        Director                 497,925(3)        1.9%
105 Beechtree Lane
Apex, NC 27502

Harry B. Mains      Director                          -0-           -0-
2210 South Front Street
Melbourne, FL 32901

Franco P. Merlo          Director                     -0-           -0-
P. O. Box 6831 CH-8023
Zurich, Switzerland

Georgina Marie Mollick,  VP Legal Affairs             -0-           -0-
Esq.                Asst. Corporate Sec.
2626 Glenwood Ave. #200
Raleigh, NC 20678

Christopher A. Ried VP Compliance                     -0-           -0-
2626 Glenwood Ave. #200
Raleigh, NC 20678

Derrick L. Rodgers  Director                      419,250(4)         1.6%
409 Jackson Park Road
Kannapolis, NC 28083

Kenneth Rudd, III        Director                     -0-           -0-
7992 Bradwick Way
Melbourne, FL 32940

Claude Savage       Director                      597,750            2.2%
106 Benbow Lane
Charlotte, NC 28214

Larry G. Smith      Director                      686,250(5)         2.5%
2435 E. North Street
Suite #354
Greenville, SC 29615

Angie C. Stewart         Corporate Sec.               -0-            -0-
2626 Glenwood Ave. #200
Raleigh, NC 20678

Stanley H. Van Etten     President, CEO,          275,808            1.0%
10504 Tredwood Drive     Chairman of the Board
Raleigh, NC 27615        Director

David N. Nemelka, Jr.   Stockholder             4,004,000           15.0%
897 South Artistic Cr.
Springville, UT 84663

All executive officers and directors
as a group (14)                                  6,942,858          26.0%



          * Does not include the following options exchanged under the Plan on a one for one basis by the following persons listed in the foregoing table, nor the shares of common stock of IHI underlying options granted to IHI employees and consultants under IHI's 1996 Stock Option Plan (the "Stock Option Plan"), which is anticipated to be canceled and converted to similar options to acquire the same number of shares of common stock of the Registrant on similar terms and conditions, to-wit: Claude Savage has 1,350,000 options exchanged under the Plan exercisable at $2.00; Larry G. Smith has 1,350,000 options exchanged under the Plan exercisable at $2.00; Stanley H. Van Etten has 5,256,800 options exchanged under the Plan exercisable at $2.00; and John D. Brothers has been granted 315,000 options under the Stock Option Plan, exercisable at $1.33 with 5,000 of those options exercisable at $2.00; Georgina Mollick, Esq. has been granted 152,500 options under the Stock Option Plan, exercisable at $1.33 with 10,000 of those options exercisable at $2.00; Christopher A. Ried has been granted 35,000 options under the Stock Option Plan, exercisable at $1.33 with 10,000 of those options exercisable at $2.00; Angie C. Stewart has been granted 46,000 options under the Stock Option Plan, exercisable at $1.33 with 10,000 of those options exercisable at $2.00; and, Stanley H. Van Etten has been granted 285,000 options under the Stock Option Plan, exercisable at $1.33 with 10,000 of those options exercisable at $2.00.

         (1)   Owned in the name of Acme Holdings.

         (2)   Owned in the name of To the Top We Go, Inc.

         (3)   Owned jointly with Portia G. Knowles

         (4)   Owned in the name of Capital Dynamics Financial Group

         (5)   Owned in the name of Imperial Management Fund

Item 2.  Acquisition or Disposition of Assets.

         (a) See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant, the Board of Directors of IHI, the IHI Stockholders, and the IHI Option Holders and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; future potential of IHI; its management; and the potential benefit to the stockholders of the Registrant. The members of the Board of Directors determined in their good faith that the consideration for the exchange was reasonable, under these circumstances.

         No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in IHI prior to the completion of the Plan.

         (b) The Registrant intends to continue the business operations formerly conducted by IHI, which are described in Exhibit 19.1, which is entitled "Proxy Statement of International Heritage, Inc. dated February 27, 1998," Exhibit B thereunder. See Item 7 of this Report.

        For additional information on Management, see Exhibit 99.2, which is entitled "Newly Elected Directors and Executive Officers." See Item 7 of this Report.

        For additional information on "Risk Factors" relating to IHI and the reorganized Registrant, see Exhibit 19.1, which is entitled "Proxy Statement of International Heritage, Inc. dated February 27, 1998." See Item 7 of this Report.

Item 3.  Bankruptcy or Receivership.

         None; not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         None; not applicable.

Item 5.  Other Events.

         Effective March 3, 1998, the Registrant's Articles of Incorporation were amended to increase its authorized capital from 50,000,000 shares to 100,000,000 shares of $0.001 par value common stock and to change the name of the Registrant to "International Heritage, Incorporated." A copy of these Articles of Amendment is attached hereto and is incorporated herein by reference. See Item 7.

Item 6.  Resignations of Directors and Executive Officers.

         Effective March 6, 1998, David N. Nemelka, Jr., the sole director and executive officer of the Registrant resigned, and the directors and executive officers of IHI were designated to serve as directors and executive officers of the Registrant, in the same capacities in which they respectively served as directors and executive officers of IHI. See Exhibit 99.2, which is entitled "Newly Elected Directors and Executive Officers." See Item 7 of this Report.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

         Copies of the Unaudited Consolidated Balance Sheet and Income Statement of International Heritage, Inc. for the period ended December 31, 1997, and its Audited Consolidated Financial Statements for the years ended December 31, 1996 and 1995 were attached to its Proxy Statement, which is attached hereto as Exhibit 19.1.

        Audited Financial Statements of IHI for the year ended December 31, 1997, will be filed as soon as available, but within 75 days of the date of this Report.

         (b)  Pro Forma Financial Information.

         Pro Forma Financial Statements, taking into account the completion of the Plan, will be filed as soon as available, but within 75 days of the date of this Report.

         (c)  Exhibits.


                                                         Exhibit
Description of Exhibit*                                   Number

         Articles of Amendment to the Articles of
Incorporation of the Registrant reflecting a name
change and an increase in authorized capital                 3

         Proxy Statement of International
Heritage, Inc. dated February 27, 1998                      19.1

               Exhibit A: 10-KSB Annual Report of the
               Registrant for the fiscal year ended
               December 31, 1997**

               Exhibit B: Description of Business of
               International Heritage, Inc.

               Unaudited Consolidated Balance Sheet and
               Income Statement of International Heritage,
               Inc. for the period ended December 31, 1997

               Audited Consolidated Financial Statements of
               International Heritage, Inc. for the years ended
               December 31, 1996 and 1995

               Exhibit C: Article 13 of the North Carolina
               Business Corporation Act respecting Dissenters'
               Rights

               Exhibit D: Demand for Payment

               Proxy Form

               Confidential Accredited Investor Questionnaire

         Letter of the Registrant to its Stockholders dated February 17, 1998 (which included a copy the IHI Proxy Statement dated February 27, 1998, and the material exhibits thereto,
which are referred to above)                                19.2

        Letter of Proposal to certain "accredited investors"
who were IHI Stockholders and IHI Option Holders respecting the
Plan                                                        19.3

         Agreement and Plan of Reorganization
                    Exhibit A:  IHI Stockholders
                    Exhibit A1: IHI Option Holders
                    Exhibit B:  Registrant Financial Statements**
                    Exhibit C:  Exceptions
                    Exhibit D: IHI Financial Statements (see above) Exhibit E: Exceptions
                    Exhibit F:  Investment Letter
                    Exhibit G:  Registrant Compliance Certificate
                    Exhibit H:  IHI Compliance Certificate

         News Release dated March 9, 1998                 99.1

         Newly Elected Directors and Executive Officers    99.2

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

    **   Incorporated by Reference.

Item 8.  Change in Fiscal Year.

         None; not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         None; not applicable.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INTERNATIONAL HERITAGE, INCORPORATED

Date: 3/9/98.                By  /s/ Stanley H. Van Etten
                                 ---------------------
                                 President, CEO and Director